DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus 100% U.S.Treasury Money Market Fund. For its annual reporting period ended December 31, 1995, your Fund provided an annualized yield of 5.09%. The annualized effective yield after compounding was 5.21%.*
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further reduce the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and is a benchmark for other short-term rates.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional decrease were the favorable inflation report in November and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the sluggish growth in wages and salaries and the continued trend of corporate downsizing. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    By November, the capacity utilization rate of the nation's factories declined for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, we believe reductions in annually appropriated spending will tend to inhibit the economy. With an agreement, the combination of cuts in appropriations and other spending reductions could have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MONEY MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    In the past 12 months, short-term Treasury rates trended lower, as statistical evidence revealed a backdrop of weak to moderate economic growth with subdued inflation. Strong technical factors and positive psychology helped the market sustain its fundamentally bullish tone throughout the period.
    For example, the 3-month Treasury Bill averaged 5.69% for the month of December 1994 compared to 5.08% for the month of December 1995.
    Within this framework, your Fund's average maturity was extended during the past fiscal year in an attempt to fully maximize yield potential in the declining interest rate environment.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Very truly yours,

                              [Patricia A. Larkin signature logo]

                                  Patricia A. Larkin
                                  Portfolio Manager
January 16, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                            DECEMBER 31, 1995
                                                                               ANNUALIZED
                                                                               YIELD ON
                                                                               DATE OF      PRINCIPAL
U.S. TREASURY BILLS-54.6%                                                      PURCHASE      AMOUNT        VALUE
                                                                             ______         ________      ________
    1/4/96...................................................                5.40%        $16,941,000   $ 16,933,480
    1/11/96..................................................                5.35           14,129,000    14,108,238
    1/18/96..................................................                5.35           83,734,000    83,525,187
    1/25/96..................................................                5.46           63,868,000    63,639,793
    2/1/96...................................................                5.42           53,831,000    53,582,865
    2/8/96...................................................                5.58          209,294,000   208,089,171
    2/15/96..................................................                5.62            4,190,000     4,161,377
    2/22/96..................................................                5.42           11,291,000    11,203,746
    3/7/96...................................................                5.13           61,173,000    60,603,573
    3/14/96..................................................                5.25           23,644,000    23,395,725
    4/11/96..................................................                5.48           45,143,000    44,468,232
    4/18/96..................................................                5.45           25,000,000    24,602,500
    6/13/96..................................................                5.34           50,000,000    48,815,555
    6/20/96..................................................                5.23           26,807,000    26,157,944
    7/25/96..................................................                5.82           34,000,000    32,927,341
                                                                                                            _______-
TOTAL U.S. TREASURY BILLS (cost $716,214,727)................                                        $   716,214,727
                                                                                                            ========
U.S. TREASURY NOTES-43.3%
    9.25%, 1/16/96...........................................                5.57%    $     55,000,000   $55,075,195
    4%, 1/31/96..............................................                5.51           50,000,000    49,933,174
    7.5%, 1/31/96............................................                5.54           25,000,000    25,034,751
    4.625%, 2/15/96..........................................                5.48           50,000,000    49,937,855
    8.875%, 2/15/96..........................................                5.63           50,000,000    50,185,335
    4.625%, 2/29/96..........................................                5.48          130,000,000   129,807,767
    5.5%, 4/30/96............................................                5.36           15,000,000    14,995,586
    7.625%, 4/30/96..........................................                5.26           25,000,000    25,164,696
    5.875%, 5/31/96..........................................                5.25           75,000,000    75,157,412
    6.5%, 9/30/96............................................                5.11           25,000,000    25,218,479
    6.875%, 10/31/96.........................................                5.25           65,700,000    66,497,301
                                                                                                            ________
TOTAL U.S. TREASURY NOTES (cost $567,007,551)................                                        $   567,007,551
                                                                                                            ========
TOTAL INVESTMENTS (cost $1,283,222,278)..........              97.9%                                  $1,283,222,278
                                                               ====                                         ========
CASH AND RECEIVABLES (NET).......................                2.1%                               $     27,468,661
                                                               ====                                         ========
NET ASSETS.......................................            100.0%                                   $1,310,690,939
                                                               ====                                         ========




See notes to financial statements.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                          $1,283,222,278
    Cash....................................................................                              17,689,625
    Interest receivable.....................................................                              10,581,449
    Prepaid expenses and other assets.......................................                                 130,790
                                                                                                            ________
                                                                                                       1,311,624,142
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................            $678,758
    Accrued expenses........................................................             254,445             933,203
                                                                                           _____            ________
NET ASSETS  ................................................................                          $1,310,690,939
                                                                                                            ========
REPRESENTED BY:
    Paid-in capital.........................................................                          $1,310,361,119
    Accumulated undistributed investment income-net.........................                                 342,679
    Accumulated net realized (loss) on investments..........................                                 (12,859)
                                                                                                            ________
NET ASSETS at value applicable to 1,310,072,403 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest authorized)                    $1,310,690,939
                                                                                                            ========
NET ASSETS VALUE, offering and redemption price per share
    ($1,310,690,939 / 1,310,072,403 shares).................................                                   $1.00
                                                                                                            ========




See notes to financial statements.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                              YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                             $78,633,310
    EXPENSES:
      Management fee-Note 2(a)..............................................          $6,796,056
      Shareholder servicing costs-Note 2(b).................................           2,198,946
      Prospectus and shareholders' reports..................................             143,039
      Custodian fees........................................................              99,374
      Trustees' fees and expenses-Note 2(c).................................              66,008
      Professional fees.....................................................              58,385
      Registration fees.....................................................              46,860
      Miscellaneous.........................................................              23,897
                                                                                          _____
          TOTAL EXPENSES....................................................                               9,432,565
                                                                                                              ______
INVESTMENT INCOME-NET.......................................................                              69,200,745
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                  (2,775)
                                                                                                              ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                             $69,197,970
                                                                                                            ========




See notes to financial statements.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                    ____________________________________
                                                                                       1994                  1995
                                                                                    _________              _________
OPERATIONS:
    Investment income-net................................................           $  53,982,329      $   69,200,745
    Net realized (loss) on investments...................................                 (10,084)             (2,775)
                                                                                         ________            ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............              53,972,245          69,197,970
                                                                                         ________            ________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................             (53,798,049)        (69,042,346)
                                                                                         ________            ________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................           1,651,231,223       2,069,487,084
    Dividends reinvested.................................................              51,035,988          65,120,351
    Cost of shares redeemed..............................................          (2,169,632,380)     (2,274,810,637)
                                                                                         ________            ________
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.....            (467,365,169)       (140,203,202)
                                                                                         ________            ________
          TOTAL (DECREASE) IN NET ASSETS.................................            (467,190,973)       (140,047,578)
NET ASSETS:
    Beginning of year....................................................           1,917,929,490       1,450,738,517
                                                                                         ________            ________
    End of year (including undistributed investment income-net:
      $184,280 in 1994 and $342,679 in 1995).............................         $ 1,450,738,517     $ 1,310,690,939
                                                                                       ========              ========

See notes to financial statements.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                         YEAR ENDED DECEMBER 31,
                                                              ______________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ____        ____        ____        ____       ____
    Net asset value, beginning of year...........           $    1.00    $   1.00  $     1.00    $   1.00  $    1.00
                                                                 ____        ____        ____        ____       ____
    INVESTMENT OPERATIONS;
    Investment income-net........................                .060        .036        .025        .033       .051
                                                                 ____        ____        ____        ____       ____
    DISTRIBUTIONS;
    Dividends from investment income-net.........               (.060)      (.036)      (.025)      (.033)     (.051)
                                                                 ____        ____        ____        ____       ____
    Net asset value, end of year.................           $    1.00    $   1.00  $     1.00    $   1.00  $    1.00
                                                                 ____        ____        ____        ____       ____
                                                                 ____        ____        ____        ____       ____
TOTAL INVESTMENT RETURN..........................                6.20%       3.64%       2.56%       3.38%      5.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .14%        .35%        .65%        .71%       .69%
    Ratio of net investment income to average net assets         5.86%       3.62%       2.53%       3.29%      5.09%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .50%        .27%        .02%         -           -
    Net Assets, end of year (000's Omitted)......          $3,773,615  $3,025,041  $1,917,929  $1,450,739  $1,310,691



See notes to financial statements.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On January 2, 1996, the Fund declared a cash dividend of approximately $.0003 per share from undistributed investment income-net which includes investment income-net for Saturday, December 30, 1995 and Sunday, December 31, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
    The Fund has an unused capital loss carryover of approximately $12,900 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2003.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $53,508 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Fund was charged an aggregate of $1,176,947 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]

New York, New York
January 31, 1996

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 100.00% of the ordinary income dividends paid during its fiscal year ended December 31, 1995 as attributable to interest income from direct obligations of the United States government. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


[Dreyfus lion "d" logo]
DREYFUS 100% U.S. TREASURY
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           071AR9512
[Dreyfus logo]
100% U.S. Treasury
Money Market
Fund
Annual Report
December 31, 1995